                                                                   EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated November 1, 1996, except for Note 12 as to which the date is March 4, 1997, in the Registration Statement (Form S-1) and related Prospectus of Blazer Energy Corp., for the registration of 3,565,000 shares of its common stock.


                                                              ERNST & YOUNG LLP
Houston, Texas
March 4, 1997